UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01731

Source Capital

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Report to Stockholders.

(a) The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SOURCE CAPITAL

2025

SEMI-ANNUAL REPORT

for the six months ended June 30, 2025

(This page has been left blank intentionally.)

SOURCE CAPITAL
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER:

Performance Overview

Source Capital's ("Source" or "Fund") net asset value (NAV) gained 6.70% for the quarter and 12.24% for the trailing twelve months, which is higher than the balanced MSCI ACWI/Bloomberg US Agg index, the Fund's primary illustrative benchmark, for the trailing twelve months.

Performance versus Illustrative Indices (%)1

	Return
	Q2 2025	Trailing 12-month	Yield*
Source Capital—NAV	6.70%	12.24%	5.44%
60% MSCI ACWI/40% BBG US Agg	7.34%	11.35%	2.79%
60% S&P 500/40% BBG US Agg	7.02%	12.75%	2.52%

The Fund's risk exposure is fairly balanced between Equities and Credit, as reflected in the following table.

Portfolio Exposure (%)2

Q2 2025
Equity
Common Stocks	41.0%
Total Equity	41.0%
Credit
Public	18.2%
Private (invested assets only)	20.1%
Total Credit	38.3%
Other Limited Partnerships	3.9%
Other	0.0%
Cash and equivalents	16.8%
Total	100%

1  Comparison to the indices is for illustrative purposes only. An investor cannot invest directly in an index. Fund shareholders may only invest or redeem their shares at market value (NYSE: SOR), which may be higher or lower than the Fund's net asset value (NAV).

*  Source: FPA, FactSet, Bloomberg. As of June 30, 2025. The "yield" shown for the Fund is the NAV distribution yield (also referred to as the Fund's "distribution rate" as a % of NAV). Dividend yield is used for the MSCI ACWI and the S&P 500. Yield to Worst is used for the Bloomberg US Agg. Please refer to the Important Disclosures for definitions of the different measures of yield used in this table. For more information related to the Fund's distribution rate, please see the press release dated May 29, 2025 at: https://fpa.com/news-special-commentaries/fund-announcements. Dividends and other distributions are not guaranteed.

2  Source: FPA, as of June 30, 2025. Portfolio composition will change due to ongoing management of the Fund. Cash includes the non-invested portion of private credit investments. Totals may not add up to 100% due to rounding.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Portfolio Discussion3

Equity

With respect to the recent performance of the Fund, in the previous twelve months, Source's top five equity performers contributed 3.76% to its return while its bottom five detracted 1.29%.

Trailing Twelve-Month Contributors and Detractors as of June 30, 2025 (%)4

Top 5	Performance Contribution	Percent of Portfolio	Bottom 5	Performance Contribution	Percent of Portfolio
Holcim/Amrize	0.97%	2.4%	Int'l Flavors & Fragrances	-0.44%	1.8%
Citigroup	0.83%	2.2%	Glencore	-0.36%	1.0%
Meta Platforms	0.70%	1.6%	ICON	-0.17%	0.3%
Safran	0.67%	1.3%	NXP Semiconductors	-0.17%	0.8%
Nintendo	0.59%	0.8%	Comcast	-0.14%	2.2%
	3.76%	8.3%		-1.29%	6.1%

We will review two companies that have impacted portfolio performance but that we have not recently discussed.5

Holcim/Amrize has performed well on the back of strong business performance and a strategic decision to separate the company's North American operations. The North American operations have taken the name Amrize and have a US listing (NYSE: AMRZ). We are pleased to see former CEO Jan Jenisch return to lead the North American business.

International Flavors & Fragrances strengthened its balance sheet through a series of asset sales. Since the beginning of 2024, new management has consistently delivered or exceeded financial targets. Despite these positive developments, the company's shares have re-rated lower, and the stock price has declined.

The first half of 2025 brought higher volatility, with the MSCI ACWI and S&P 500 declining by 16.3% and 18.9%, respectively, in a few days in April from their February peaks. For some people, such dramatic movement implies greater risk, but when viewed over a longer horizon, we believe such an opinion becomes harder to defend.

Anchoring to daily pricing fluctuations can cause unnecessary stress and lead to decisions that may reduce investment returns. Instead, internalizing the importance of a longer time frame should help reduce the stress caused by market volatility. We believe we have successfully and consistently applied the discipline of looking to a longer time frame through market swings in our management of the Fund.

3  References to individual securities are for informational purposes only, are subject to change, and should not be construed as a recommendation or a solicitation to buy or sell a particular security. Portfolio composition will change due to ongoing management of the Fund. Portfolio holdings for the Fund can be found at fpa.com.

4  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

5  Historical commentaries for the Fund can be accessed here on the fpa.com website. The company data and statistics referenced in this section, including competitor data, are sourced from company press releases, investor presentations, financial disclosures, SEC filings, or company websites, unless otherwise noted.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Daily Pricing in the First Half of 2025
MSCI ACWI & S&P 5006

Semi-Annual Pricing in the First Half of 2025
MSCI ACWI & S&P 5007

Life offers little certainty, so we expect uncertainty and build models that reflect a range of potential outcomes: Low, Base, and High. We often have opportunities to acquire good businesses that have bad news and very low expectations for future performance incorporated into their stock prices. To the extent that these businesses exceed these low expectations, we expect to be rewarded. We have operated in this manner for nearly a decade and will continue to do so. Importantly, the world is neither more nor less certain today than it was before Liberation Day. A cogent philosophy, clarity of thought, practiced execution, and repetition should enable us to navigate an ambiguous future, much like the directions you will find on shampoo bottles: "Wash, Rinse, Repeat."

We continued to trim positions in 2024 and early 2025 in response to elevated valuations, resulting in increased cash as we await opportunities. After President Trump announced his Liberation Day tariffs on Thursday, April 2, 2025, global markets plunged, but just a few trading days later, they significantly rebounded. A stock market drawdown that lasts only a few days is too short a timeframe to materially shift the portfolio. Despite the brevity of the decline, we did selectively redeploy some capital in a few high-conviction positions.

6  Source: Bloomberg. As of June 30, 2025.

7  Source: Bloomberg. As of June 30, 2025.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Post Liberation Day Decline and Recovery
MSCI ACWI & S&P 5008

Index	Decline April 2-8	Recovery April 8-9	Percent Recovery
MSCI ACWI	-11.1%	5.7%	51.4%
S&P 500	-12.1%	9.5%	78.5%

Valuations remain above average, partly justified by lower-than-average interest rates. US companies continue to trade more expensively relative to their historical average and when compared to those based outside the US, which supports our continued interest in investing overseas.

Valuations by Country/Region
P/E, next 12 months9

When people become excited about market prospects, they tend to assume more risk, which can manifest in the form of paying a higher multiple, increasing risk exposure, or sometimes using leverage (e.g., through debt or derivatives). We see that happening today. This year is the second-largest inflow year into leveraged equities as of June 10th, and the year isn't over yet.10 Other speculative indicators help explain today's rising stock prices. Riskier option volumes have hit new highs (e.g., 0DTE).11 Retail investors have helped lead the charge, ramping up their investments in leveraged equity funds. Retail investors are also buying more stocks on margin (FINRA margin debt has more than doubled in the last five years).12

Broader risk-taking seems less appropriate to us given the current elements of speculative excess combined with relatively high market valuations. The Fund's equity risk exposure has generally moved in inverse proportion to the market. When stock prices rise, exposure decreases, and conversely, when stock prices decline, exposure increases. This is a generalization, as sectors sometimes exhibit performances and valuations that deviate from the market as a whole. Before the recent market correction, the Fund's net equity exposure dropped to a recent low of 38.0%. We then purchased equities during the market weakness, which caused net equity exposure to increase moderately to 40.9% at quarter-end.

8  Source: Bloomberg.

9  As of June 30, 2025. Source: J.P. Morgan Asset Management Guide to the Markets. Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please refer to the Important Disclosures for definitions of key terms and representative indices used for each geographic market shown in the table.

10  Source: DailyShot, BofA Global Investment Strategy, EPFR. 2025 YTD as of June 10, 2025 annualized. Second largest on record.

11  Source: CBOE. As of June 30, 2025. "0DTE" stands for "zero days to expiration".

12  Source: MacroMicro. US Margin Debt. As of June 30, 2025. "FINRA" stands for "Financial Industry Regulatory Authority".

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Source Capital Net Equity Exposure vs MSCI ACWI
Q4 2022 vs Q2 202513

As far as closed-end funds go, Source utilizes an unusually wide range of tools and approaches to seek to solve various problems effectively. We endeavor to avoid the cognitive bias of over-reliance on any one method. If it's raining, for example, we're looking for our umbrella, not our sunscreen.

Our exposure to different asset classes, regions, industries, market capitalizations, etc. shifts as a function of opportunity. Within equities, for example, we believe that the intersection of risk and reward is more attractive today in small and medium-sized companies and explains the current attention we have paid to this area. Excessive attention to one area can create opportunities in another, which we believe is the case with small- to mid-cap (SMID) shares versus large-cap. Large-capitalization stocks, particularly those that are "growthier," have captured the minds and wallets of investors and now trade at unusually high valuations that do not afford the downside protection we seek should either growth be less than expected or valuation multiples contract.

Returns and Valuations by Style14

13  Source: FPA, Bloomberg. As of June 30, 2025.

14  Source: JP Morgan Guide to the Markets 3Q25. As of June 30, 2025. https://am.jpmorgan.com/content/dam/jpm-am- aem/global/en/insights/market-insights/guide-to-the-markets/mi-guide-to-the-markets-us.pdf

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Fixed Income

Traditional

On April 2, the federal government announced significant tariffs on imports into the United States that initially increased the effective tariff rate on US imports to levels not seen since the 1930s. Driven by uncertainty created by a subsequent series of escalating, retaliatory tariffs and associated rhetoric, interest rate volatility increased significantly and credit spreads increased. A 90-day pause on tariffs announced in April drove a subsequent reduction in volatility and decline in spreads.

In the week following April 2, spreads on high yield debt increased significantly before returning to and then declining below pre-tariff levels. The chart below shows the spread on the BB component of the Bloomberg Barclays High Yield Index, excluding energy. We find this measure of the high yield market to be a better indicator of historical pricing in the high yield market because it removes some of the distortions associated with changes in the composition of the overall high yield index. Between April 2 and April 9, spreads on these BB-rated bonds, excluding energy, reached a peak of 317 bps, representing the 69th percentile of the available history. For reference, the spread on the overall high yield index reached a peak of 476 bps during that time, representing the 48th percentile. At June 30, the spread on the BB index, excluding energy, was 199 bps, and the spread on the overall high yield was 323 bps, both representing the 6th percentile of their respective histories.

Bloomberg US Corporate High-Yield BB ex. Energy Index Yield-To-Worst (YTW) and Spread15

Judging only by the spread, for a brief moment in early April, the high-yield market looked like it was abnormally cheap, or at least reasonably priced. However, higher uncertainty typically demands a higher expected return, and lower uncertainty typically earns a lower expected return. Returns have become more uncertain due to tariffs. As a result, despite higher potential returns, we did not generally find compelling investments for the Fund during the tariff-induced market turmoil. During that period in early April, we invested in a high-yield bond that we had previously researched. After refreshing our underwriting following the announcement of tariffs, we were able to buy that bond at a price that we believe offered an attractive return for the risk.

Private Credit

Source has 25.1% committed to private credit (including called and uncalled capital) as of quarter-end. We continue to look for opportunities to increase that exposure.

15  Source: Bloomberg. As of June 30, 2025. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run Treasury. Please see Important Disclosures for definitions of key terms.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Corporate & Other

Distribution

On May 29, 2025, the Fund's Board approved maintaining the current rate of 20.83 cents per share for its regular monthly distribution through August 2025.16 This equates to an annualized 5.76% unlevered distribution rate based on the Fund's closing market price on June 30, 2025.

Discount to NAV

The Fund's discount to NAV closed at 5.61% at quarter-end. The average discount to NAV for the trailing twelve months was 4.74%.17

Closing

While we cannot guarantee performance results, we assure you that we will continue to move forward with the same philosophy and process, aiming to deliver an attractive rate of return with a focus on downside protection.18

Respectfully submitted,

Source Capital Portfolio Managers

August 14, 2025

16  For more information related to the Fund's distribution rate, please see the press release dated May 29, 2025 at: https://fpa.com/news-special-commentaries/fund-announcements. Dividends and other distributions are not guaranteed.

17  Source: FPA. The average is calculated using daily discount rates.

18  Downside protection refers strictly to a strategic investment goal and is not meant to imply any guarantee against loss, including the loss of the entire principal amount invested.

  The Fund's investment objective is to seek maximum total return for shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

Current performance information is updated monthly and is available by calling 1-800-982-4372 or by visiting fpa.com. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the comparative indices. Overall Fund performance, characteristics and volatility may differ from the comparative indices shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at fpa.com, by email at crm@fpa.com, toll free by calling 1-800-982-4372 or by contacting the Fund in writing.

Effective January 1, 2025, Source Capital, Inc. was reorganized into a Delaware Trust. The Fund's new name is Source Capital, but it continues to trade on the NYSE under the SOR ticker. There was no change in its investment objective, investment strategy, or fundamental investment policies. FPA continues to be the adviser to the Fund. For more information, please refer to the announcement on FPA's website at: https://fpa.com/docs/default-source/funds/source-capital/press-releases general-announcement/press-release-2024-11.pdf?sfvrsn=51b09e9d_5

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual financial instruments or sectors are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the financial instrument or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at fpa.com.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount (less than) or premium (more than) to their net asset value. If the Fund's shares trade at a premium to net asset value, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income instruments is not guaranteed. The Fund's investments in fixed income instruments have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income instruments owned by the Fund. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund's fixed income investments will change in response to changes in interest rates and other factors.

Generally, when interest rates go up, the value of fixed income instruments, such as bonds, typically go down (and vice versa) and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of an instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

SOURCE CAPITAL

Mortgage-related and asset-backed securities are subject to prepayment risk, can be highly sensitive to changes in interest rates, and are subject to credit risk/risk of default on the underlying assets... Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

The ratings agencies that provide ratings are Standard and Poor's ("S&P"), Fitch, Moody's, Kroll, DBRS, and any other nationally recognized statistical rating organization ("NRSRO"). Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade (IG). Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) (HY) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Private placement securities are securities that are not registered under the federal securities laws and are generally eligible for sale only to certain eligible investors. Private placements may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

The Fund may use leverage. While the use of leverage may help increase the distribution and return potential of the Fund, it also increases the volatility of the Fund's net asset value (NAV), and potentially increases volatility of its distributions and market price. There are costs associated with the use of leverage, including ongoing dividend and/or interest expenses. There also may be expenses for issuing or administering leverage. Leverage changes the Fund's capital structure through the issuance of preferred shares and/or debt, both of which are senior to the common shares in priority of claims. If short-term interest rates rise, the cost of leverage will increase and likely will reduce returns earned by the Fund's common stockholders.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Distribution Rate

Distributions may include the net income from dividends and interest earned by fund securities, net capital gains, or in certain cases it may include a return of capital. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. All mutual funds, including closed-end funds, periodically distribute profits they earn to investors. By law, if a fund has net gains from the sale of securities, or if it earns dividends and interest from securities, it must pass substantially all of those earnings to its shareholders or it will be subject to corporate income taxes and excise taxes. These taxes would, in effect, reduce investors' total return. First Pacific Advisors, LP does not provide legal, accounting, or tax advice.

The Fund's distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund's distribution rate at a future time.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MSCI ACWI NR USD Index (MSCI ACWI) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net Return (NR) indicates that withholding taxes are applied to dividend reinvestments. MSCI uses withholding tax rates applicable to Luxembourg holding companies.

Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset- backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

SOURCE CAPITAL

Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. The CPI is presented to illustrate the Fund's purchasing power against changes in the prices of goods as opposed to a benchmark, which is used to compare the Fund's performance. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time.

60% S&P500/40% BBG U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.

60% MSCI ACWI/40% BBG U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg U.S. Aggregate Bond Index.

Bloomberg U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg U.S. High Yield BB ex Energy Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable BB-rated corporate bonds excluding energy sector.

Glossary of Terms

Discount to Net Asset Value (NAV) is a pricing situation when a closed-end fund's market trading price is lower than its daily net asset value (NAV).

Dividend Yield is the dividend per share divided by the price per share.

Effective yield is the total yield an investor receives, in contrast to the nominal yield—which is the stated interest rate of the bond's coupon.

High Yield (HY) bond is a high paying bond with a lower credit rating (S&P and Fitch, BB+ and lower; Moody's, Ba1 or lower) than investment-grade corporate bonds, Treasury bonds and municipal bonds. Because of the higher risk of default, these bonds pay a higher yield than investment grade bonds.

Investment Grade (IG) is a rating (S&P and Fitch, BBB- and higher; Moody's Baa3 and higher) that indicates that a bond has a relatively low risk of default.

Market Capitalization refers to the total dollar market value of a company's outstanding shares of stock.

Net Asset Value (NAV) represents the net value of a mutual fund and is calculated as the total value of the fund's assets minus the total value of its liabilities and is shown as a per share price.

Standard Deviation is a measure of the dispersion of a set of data from its mean.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. In most cases, the higher the volatility, the riskier the security. Volatility is often measured as either the standard deviation or variance between returns from that same security or market index.

Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury.

Yield is the discount rate that links the bond's cash flows to its current dollar price.

Yield to Worst (YTW) is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures.

©2025 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS

As of June 30, 2025 (Unaudited)

BONDS & DEBENTURES — 23.5%	Principal Amount	Value
ASSET-BACKED SECURITIES — 7.4%
COLLATERALIZED LOAN OBLIGATION — 2.5%
Barings Middle Market Ltd. Series 2021-IA, Class D, 13.181% (3-Month Term SOFR+ 891.161 basis points), 7/20/2033(a)(b)	$1,040,000	$1,039,865
Fortress Credit Opportunities Ltd. Series 2017-9A, Class ER, 12.578% (3-Month Term SOFR+832.161 basis points), 10/15/2033(a)(b)	5,186,000	5,143,682
Parliament Ltd. Series 2021-2A, Class D, 8.284% (3-Month Term SOFR+396.161 basis points), 8/20/2032(a)(b)	1,854,000	1,847,891
TCP Waterman LLC Series 2017-1A, Class ER, 12.743% (3-Month Term SOFR+842.161 basis points), 8/20/2033(a)(b)	1,571,000	1,539,869
		$9,571,307
EQUIPMENT — 0.8%
Coinstar Funding LLC Series 2017-1A, Class A2, 5.216%, 4/25/2047(a)	$2,818,880	$2,611,409
Prop 2017-1A 5.300%, 3/15/2042(c)(d)	249,638	225,922
		$2,837,331
OTHER — 4.1%
ABPCI Direct Lending Fund LLC Series 2022-2A, Class C, 8.236%, 3/1/2032(a)	$2,959,461	$2,830,997
ABPCI Direct Lending Fund Ltd. Series 2020-1A, Class A, 3.199%, 12/29/2030(a)	223,933	219,761
Series 2020-1A, Class B, 4.935%, 12/29/2030(a)	2,262,362	2,220,783
Cologix Data Centers US Issuer LLC Series 2021-1A, Class C, 5.990%, 12/26/2051(a)	1,765,000	1,713,554
Diamond Infrastructure Funding LLC Series 2021-1A, Class C, 3.475%, 4/15/2049(a)	384,000	362,583
Diamond Issuer LLC Series 2021-1A, Class C, 3.787%, 11/20/2051(a)	1,000,000	923,770
Elm Trust Series 2020-3A, Class A2, 2.954%, 8/20/2029(a)	14,737	14,615
Series 2020-3A, Class B, 4.481%, 8/20/2029(a)	39,606	39,106
Series 2020-4A, Class B, 3.866%, 10/20/2029(a)	320,208	316,056
Golub Capital Partners Funding Ltd. Series 2020-1A, Class B, 4.496%, 1/22/2029(a)	545,371	543,082
Series 2021-1A, Class B, 3.816%, 4/20/2029(a)	1,111,213	1,100,568
Series 2021-2A, Class B, 3.994%, 10/19/2029(a)	2,710,405	2,615,467
Hotwire Funding LLC Series 2021-1, Class C, 4.459%, 11/20/2051(a)	750,000	731,403
Monroe Capital Funding Ltd. Series 2021-1A, Class B, 3.908%, 4/22/2031(a)	521,264	514,541
VCP RRL Ltd. Series 2021-1A, Class B, 2.848%, 10/20/2031(a)	539,926	505,376
Series 2021-1A, Class C, 5.425%, 10/20/2031(a)	1,137,332	1,032,261
		$15,683,923
TOTAL ASSET-BACKED SECURITIES (Cost $28,725,461)		$28,092,561
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
NON-AGENCY — 0.4%
BX Commercial Mortgage Trust Series 2021-VOLT, Class F, 6.826% (1-Month Term SOFR+ 251.448 basis points), 9/15/2036(a)(b)	$1,270,134	$1,264,178
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.674%, 9/10/2035(a)(b)	344,000	340,627
		$1,604,805
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,579,622)		$1,604,805

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2025 (Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Value
CONVERTIBLE BONDS — 1.6%
Delivery Hero AG 1.000%, 1/23/2027	$500,000	$557,289
1.500%, 1/15/2028	100,000	106,778
3.250%, 2/21/2030	1,200,000	1,346,518
Wayfair, Inc. 0.625%, 10/1/2025	3,933,000	3,838,608
1.000%, 8/15/2026	122,000	115,473
TOTAL CONVERTIBLE BONDS (Cost $5,620,239)		$5,964,666
CORPORATE BANK DEBT — 5.3%
Banner Commercial Funding LP Term Loan 10.814% (1-Month Term SOFR+650 basis points), 5/27/2028(b)(c)(d)(e)	$4,750,000	$4,666,875
Capstone Acquisition Holdings, Inc. Term Loan 8.927% (1-Month Term SOFR+460 basis points), 11/12/2029(b)(c)(d)(e)(f)	2,279,540	2,292,205
Cornerstone OnDemand, Inc. 8.307% (1-Month Term SOFR+375 basis points), 10/16/2028(b)(d)(e)	71,955	67,368
Delta Commercial Funding LP 9.119% (1-Month Term SOFR+480 basis points), 12/31/2027(b)(c)(d)(e)(f)(g)	3,100,000	3,050,400
EQS Legacy Holdings LLC Term Loan 11.000%, 3/27/2032(b)(c)(d)(e)	8,575,000	8,575,000
JC Penney Corp., Inc. 5.568% (3-Month USD Libor+425 basis points), 6/23/2027*,(b)(c)(d)(e)(h)	462,319	46
Lealand Finance Company B.V. Senior Exit LC 3.500%, 6/30/2027(b)(c)(d)(e)(f)(g)	1,363,749	(681,874)
5.250%, 6/30/2027(b)(c)(d)(e)(f)(g)	4,296,753	(644,513)
Lealand Reficar LC Term Loan 12.057% (3-Month Term SOFR+750 basis points), 6/30/2027(b)(c)(d)(e)(f)(i)	32,077	26,303
McDermott LC 8.572% (3-Month Term SOFR+426.16 basis points), 6/30/2027(b)(c)(d)(e)(f)	912,667	657,121
McDermott Technology Americas, Inc. 7.441% (1-Month Term SOFR+300 basis points), 6/30/2027(b)(d)(e)	141,927	78,060
8.441% (1-Month Term SOFR+400 basis points), 12/31/2027(b)(c)(d)(e)(i)	1,592,183	700,560
Vision Solutions, Inc. 8.541% (3-Month Term SOFR+400 basis points), 4/24/2028(b)(d)(e)	71,944	68,167
WH Borrower LLC 9.079% (3-Month Term SOFR+475 basis points), 2/20/2032(b)(d)(e)	1,210,000	1,205,971
TOTAL CORPORATE BANK DEBT (Cost $22,016,202)		$20,061,689
CORPORATE BONDS — 8.8%
COMMUNICATIONS — 0.7%
Consolidated Communications, Inc. 6.500%, 10/1/2028(a)	$1,272,000	$1,296,168
EchoStar Corp. 3.875%, 11/30/2030	846,895	997,219
Frontier Communications Holdings LLC 5.875%, 10/15/2027(a)	453,000	452,388
		$2,745,775
CONSUMER DISCRETIONARY — 0.7%
Air Canada Pass Through Trust Series 2020-1, Class C, 10.500%, 7/15/2026(a)	$1,500,000	$1,577,055
Evergreen Acqco 1 LP / TVI, Inc. 9.750%, 4/26/2028(a)	408,000	426,768
VT Topco, Inc. 8.500%, 8/15/2030(a)	421,000	447,540
		$2,451,363
ENERGY — 3.5%
Tidewater, Inc. 8.500%, 11/16/2026	$9,600,000	$9,844,800
10.375%, 7/3/2028(a)	3,000,000	3,168,750
		$13,013,550

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2025 (Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Value
FINANCIALS — 3.4%
Apollo Debt Solutions BDC Senior Notes 8.620%, 9/28/2028(c)(d)	$2,333,000	$2,333,000
Charles Schwab Corp. 4.000% (USD 5 Year Tsy+316.8 basis points)(b)(j)	549,000	541,697
5.000% (3-Month USD Libor+257.5 basis points)(b)(j)	75,000	73,219
Hlend Senior Notes 8.170%, 3/15/2028(c)(d)	3,500,000	3,500,000
HPS Corporate Lending Fund 6.750%, 1/30/2029	520,000	536,961
Midcap Financial Issuer Trust 6.500%, 5/1/2028(a)	3,466,000	3,422,675
Oaktree Strategic Credit Fund 8.400%, 11/14/2028	1,615,000	1,741,758
OCREDIT BDC Senior Notes 7.770%, 3/7/2029(c)(d)	552,000	552,000
Vornado Realty LP 2.150%, 6/1/2026	250,000	242,813
		$12,944,123
HEALTH CARE — 0.5%
Heartland Dental LLC/Heartland Dental Finance Corp. 10.500% (1-Month Term SOFR+ 500 basis points), 4/30/2028(a)(d)	$1,796,000	$1,895,602
TOTAL CORPORATE BONDS (Cost $31,829,338)		$33,050,413
TOTAL BONDS & DEBENTURES (Cost $89,770,862)		$88,774,134
CLOSED-END FUNDS — 0.1%	Number of Shares
Altegrity, Inc.(c)(d)	142,220	$163,553
TOTAL CLOSED-END FUNDS (Cost $0)		$163,553
COMMON STOCKS — 40.9%
AEROSPACE & DEFENSE — 2.0%
Howmet Aerospace, Inc.	7,586	$1,411,982
Safran S.A.	18,432	5,990,563
		$7,402,545
APPAREL & TEXTILE PRODUCTS — 0.7%
Cie Financiere Richemont S.A. — Class A	14,586	$2,747,168
ASSET MANAGEMENT — 0.0%
Pershing Square Tontine Holdings Ltd.(c)(d)	14,610	$—
BANKING — 2.9%
Citigroup, Inc.	93,914	$7,993,960
Wells Fargo & Co.	36,529	2,926,703
		$10,920,663
BEVERAGES — 3.5%
Heineken Holding N.V.	80,538	$6,000,740
JDE Peet's N.V.	167,093	4,771,274
Pernod Ricard S.A.	22,509	2,243,211
		$13,015,225
CABLE & SATELLITE — 2.7%
Charter Communications, Inc. — Class A*	5,983	$2,445,910
Comcast Corp. — Class A	215,600	7,694,764
		$10,140,674

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2025 (Unaudited)

COMMON STOCKS (Continued)	Number of Shares	Value
CHEMICALS — 1.5%
International Flavors & Fragrances, Inc.	77,685	$5,713,732
COMMERCIAL SUPPORT SERVICES — 0.9%
Eurofins Scientific S.E.	47,135	$3,355,919
CONSTRUCTION MATERIALS — 2.0%
Amrize Ltd.*	69,135	$3,448,473
Holcim AG*	53,570	3,976,399
		$7,424,872
CONSUMER SERVICES — 0.1%
Shiseido Co. Ltd.	23,300	$416,392
E-COMMERCE DISCRETIONARY — 0.7%
Amazon.com, Inc.*	12,523	$2,747,421
ELECTRIC UTILITIES — 0.0%
PG&E Corp.	9,047	$126,115
ELECTRICAL EQUIPMENT — 2.2%
TE Connectivity Ltd.	50,190	$8,465,547
ENGINEERING & CONSTRUCTION — 1.0%
McDermott International, Ltd.*,(c)(d)	98,012	$1,176,137
Samsung C&T Corp.	21,370	2,555,660
		$3,731,797
ENTERTAINMENT CONTENT — 0.7%
Epic Games, Inc.(c)(d)	4,347	$1,156,302
Nexon Co., Ltd.	81,007	1,636,960
		$2,793,262
HEALTH CARE FACILITIES & SVCS — 0.3%
ICON PLC*	8,224	$1,196,181
HOME CONSTRUCTION — 0.5%
Fortune Brands Innovations, Inc.	36,086	$1,857,707
INSURANCE — 1.3%
Aon PLC — Class A	13,605	$4,853,720
INTERNET MEDIA & SERVICES — 6.0%
Alphabet, Inc. — Class A	31,853	$5,613,454
Alphabet, Inc. — Class C	19,721	3,498,308
Delivery Hero S.E.*	8,390	227,021
Meta Platforms, Inc. — Class A	10,387	7,666,541
Prosus N.V.*	86,481	4,835,968
Uber Technologies, Inc.*	9,488	885,231
		$22,726,523
LEISURE FACILITIES & SERVICES — 1.3%
Marriott International, Inc. — Class A	8,054	$2,200,433
Vail Resorts, Inc.	18,090	2,842,482
		$5,042,915
METALS & MINING — 0.8%
Glencore PLC*	802,359	$3,123,528

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2025 (Unaudited)

COMMON STOCKS (Continued)	Number of Shares	Value
OIL & GAS PRODUCERS — 0.7%
Gulfport Energy Corp.*	2,203	$443,177
Kinder Morgan, Inc.	70,369	2,068,849
		$2,512,026
OIL & GAS SERVICES & EQUIP — 0.4%
NOV, Inc.	131,668	$1,636,633
OTHER COMMON STOCK — 0.8%
Other Common Stock(k)	—	$3,150,010
REAL ESTATE OWNERS & DEVELOPERS — 0.1%
Swire Pacific Ltd. — Class A	60,408	$517,508
REAL ESTATE SERVICES — 0.1%
Copper Property CTL Pass Through Trust(d)	16,058	$198,959
RETAIL — DISCRETIONARY — 1.7%
CarMax, Inc.*	23,348	$1,569,219
Ferguson Enterprises, Inc.	22,158	4,824,904
		$6,394,123
SEMICONDUCTORS — 3.3%
Analog Devices, Inc.	37,312	$8,881,002
Broadcom, Inc.	2,245	618,834
NXP Semiconductors N.V.	13,587	2,968,624
		$12,468,460
SOFTWARE — 0.1%
Windstream Holdings, Inc.(c)	10,312	$175,304
TECHNOLOGY HARDWARE — 1.0%
Nintendo Co., Ltd.	39,744	$3,830,747
TECHNOLOGY SERVICES — 0.6%
LG Corp.	41,039	$2,420,498
TRANSPORTATION & LOGISTICS — 0.6%
PHI Group, Inc.(c)(d)	84,452	$2,069,074
TRANSPORTATION EQUIPMENT — 0.4%
Westinghouse Air Brake Technologies Corp.	7,391	$1,547,306
TOTAL COMMON STOCKS (Cost $94,759,122)		$154,722,554
LIMITED PARTNERSHIPS — 18.7%
BH3 Debt Opportunity Fund II-Parallel, LP(d)(l)	2,300,000	$984,496
Blue Torch Credit Opportunities Fund II LP(d)(l)	55,000	3,487,568
Castlelake Asset-Based Private Credit III Evergreen A, L.P.(d)(l)	3,900,000	3,802,275
Clover Private Credit Opportunities Fund LP(d)(l)	60,000	4,912,616
FPS Holdco II LLC(d)(l)	8,869,515	8,869,515
HIG WhiteHorse Direct Lending 2020 LP(d)(l)	55,000	4,668,500
Jett Texas LLC(d)(l)	6,000,000	6,000,000
Metro Partners Fund VII LP(d)(l)	80,000	8,754,294
MSD Private Credit Opportunities Fund II LP(d)(l)	80,000	5,588,486
MSD Real Estate Credit Opportunities Fund(d)(l)	30,000	1,381,924
Nebari Natural Resources Credit Fund I LP(d)(l)	55,000	3,183,454

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2025 (Unaudited)

LIMITED PARTNERSHIPS (Continued)	Number of Shares	Value
Piney Lake Opportunities Fund LP(d)(l)	30,000	$3,182,682
Post Road Special Opportunity Fund II LP(d)(l)	18,000	1,693,558
Silverview Credit Opportunities Onshore Fund LP(d)(l)	35,000	1,616,203
Silverview Special Situations Lending LP(d)(l)	48,500	4,568,194
Tioga Partners IV, LP(d)(l)	14,000,000	5,116,716
Trevian Capital Debt Fund, LP(d)(l)	3,000,000	2,981,456
TOTAL LIMITED PARTNERSHIPS (Cost $65,575,496)		$70,791,937
PREFERRED STOCKS — 0.0%
ENERGY — 0.0%
Gulfport Energy Corp., 10.000%(c)	21	$26,107
TOTAL PREFERRED STOCKS (Cost $19,249)		$26,107
WARRANTS (SPAC) — 0.0%
Electriq Power Holdings, Inc., Expiration Date: January 25, 2028*,(c)	31,567	$—
MariaDB PLC, Expiration Date: December 16, 2027*,(c)	24,015	—
Ross Acquisition Corp. II, Expiration Date: February 12, 2026*,(c)	5,878	—
TOTAL WARRANTS (SPAC) (Cost $17,489)		$—
SHORT-TERM INVESTMENTS — 16.0%
MONEY MARKET INVESTMENTS — 0.7%
Morgan Stanley Institutional Liquidity Treasury Portfolio — Institutional Class, 4.16%(m)	2,542,496	$2,542,496
TREASURY BILLS — 15.3%	Principal Amount
U.S. Treasury Bill 4.22%, 7/3/2025(n)	$18,000,000	$17,995,843
4.26%, 8/7/2025(n)	20,100,000	20,013,582
4.28%, 9/4/2025(n)	19,900,000	19,747,208
		$57,756,633
TOTAL SHORT-TERM INVESTMENTS (Cost $60,300,255)		$60,299,129
TOTAL INVESTMENTS — 99.2% (Cost $310,442,473)		$374,777,414
Other Assets in Excess of Liabilities — 0.8%		3,193,882
TOTAL NET ASSETS — 100.0%		$377,971,296

BDC — Business Development Company

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

US — United States

*  Non-income producing security.

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $42,158,390, which represents 11.15% of Total Net Assets.

(b)  Variable or floating rate security.

(c)  The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2025 (Unaudited)

(d)  Restricted securities. These restricted securities, most of which are considered liquid by the Adviser, are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors. The total value of these securities is $104,124,175, which represents 27.55% of Total Net Assets.

(e)  Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(f)  As of June 30, 2025, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 7 of the Notes to Financial Statements for further information on these commitments and contingencies.

(g)  All or a portion of the loan is unfunded.

(h)  Security is in default.

(i)  Payment-in-kind interest is generally paid by issuing additional par/shares of the security rather than paying cash.

(j)  Perpetual security. Maturity date is not applicable.

(k)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(l)  Investment valued using net asset value per share (or its equivalent) as a practical expedient.

(m)  The rate is the annualized seven-day yield at period end.

(n)  Treasury bill discount rate.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SUMMARY OF INVESTMENTS

As of June 30, 2025 (Unaudited)

Security Type/Industry	Percent of Total Net Assets
Bonds & Debentures
Corporate Bonds	8.8%
Asset-Backed Securities	7.4%
Corporate Bank Debt	5.3%
Convertible Bonds	1.6%
Commercial Mortgage-Backed Securities	0.4%
Total Bonds & Debentures	23.5%
Closed-End Funds	0.1%
Common Stocks
Internet Media & Services	6.0%
Beverages	3.5%
Semiconductors	3.3%
Banking	2.9%
Cable & Satellite	2.7%
Electrical Equipment	2.2%
Construction Materials	2.0%
Aerospace & Defense	2.0%
Retail — Discretionary	1.7%
Chemicals	1.5%
Leisure Facilities & Services	1.3%
Insurance	1.3%
Technology Hardware	1.0%
Engineering & Construction	1.0%
Commercial Support Services	0.9%
Other Common Stock	0.8%
Metals & Mining	0.8%
Entertainment Content	0.7%
E-Commerce Discretionary	0.7%
Apparel & Textile Products	0.7%
Oil & Gas Producers	0.7%
Technology Services	0.6%
Transportation & Logistics	0.6%
Home Construction	0.5%
Oil & Gas Services & Equip	0.4%
Transportation Equipment	0.4%
Health Care Facilities & Svcs	0.3%
Real Estate Owners & Developers	0.1%
Consumer Services	0.1%
Real Estate Services	0.1%
Software	0.1%
Electric Utilities	0.0%
Asset Management	0.0%
Total Common Stocks	40.9%
Preferred Stocks
Energy	0.0%
Limited Partnerships	18.7%
Warrants (SPAC)	0.0%
Short-Term Investments	16.0%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2025

(Unaudited)

ASSETS
Investments, at value (cost $310,442,473)	$374,777,414
Foreign currency, at value (cost $22,009)	22,125
Cash	525
Deposits held at broker	881,292
Receivables:
Investment securities sold	1,581,007
Dividends and interest	1,573,576
Reclaims receivable	227,160
Prepaid expenses	24,283
Total assets	379,087,382
LIABILITIES
Payables:
Investment securities purchased	776,304
Advisory fees	218,781
Fund services fees	29,804
Commitment fees payable (Note 13)	27,391
Auditing fees	14,373
Legal fees	4,766
Directors' fees and expenses	3,316
Chief Compliance Officer fees	2,918
Shareholder reporting fees	1,618
Accrued other expenses	36,815
Total liabilities	1,116,086
Commitments and contingencies (Note 7)
NET ASSETS	$377,971,296
COMPONENTS OF NET ASSETS
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,226,191 shares	$313,625,802
Total distributable earnings (accumulated deficit)	64,345,494
NET ASSETS	$377,971,296
Number of shares issued and outstanding	8,226,191
Net asset value per share	$45.95
Market price per share	$43.36

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
STATEMENT OF OPERATIONS

For the six months ended June 30, 2025

(Unaudited)

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $404)	$6,010,790
Dividends (net of foreign withholding taxes of $71,045)	3,055,240
Total investment income	9,066,030
EXPENSES
Advisory fees	1,259,746
Fund services fees	168,489
Legal fees	110,208
Shareholder reporting fees	60,505
Interest expense	34,169
Directors' fees and expenses	19,162
Auditing fees	16,532
Listing fee expense	12,395
Insurance fees	3,203
Miscellaneous	1,015
Chief Compliance Officer fees	625
Total expenses	1,686,049
Net investment income (loss)	7,379,981
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,729,725
Foreign currency transactions	5,917
Total realized gain (loss)	10,735,642
Net change in unrealized appreciation (depreciation) on:
Investments	12,000,359
Foreign currency translations	30,653
Net change in unrealized appreciation (depreciation)	12,031,012
Net realized and unrealized gain (loss)	22,766,654
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$30,146,635

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2025 (Unaudited)	For the year ended December 31, 2024
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$7,379,981	$16,923,049
Total realized gain (loss) on investments and foreign currency transactions	10,735,642	13,063,044
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	12,031,012	9,172,300
Net increase (decrease) in net assets resulting from operations	30,146,635	39,158,393
Distributions to Shareholders:
Distributions	(10,281,093)	(42,295,522)
Total distributions to shareholders	(10,281,093)	(42,295,522)
Capital Transactions:
Reinvestment of distributions	1,148,551	—
Cost of capital stock	—	(319,256)
Net increase (decrease) in net assets from capital transactions	1,148,551	(319,256)
Total increase (decrease) in net assets	21,014,093	(3,456,385)
NET ASSETS
Beginning of period	356,957,203	360,413,588
End of period	$377,971,296	$356,957,203
CAPITAL SHARE TRANSACTIONS
Shares reinvested	26,446	—
Shares of capital stock repurchased	—	(7,968)
Net increase (decrease) in capital share transactions	26,446	(7,968)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
FINANCIAL HIGHLIGHTS

Per share operating performance. For a capital share outstanding throughout each period.

	For the six months ended June 30, 2025		For the year ended December 31,
	(Unaudited)		2024	2023	2022(1)	2021(1)	2020(1)
Net asset value, beginning of period	$43.53		$43.91	$40.27	$45.70	$45.35	$44.44
Income from Investment Operations:
Net investment income(2)	$0.90		$2.06	$1.96	$1.16	$0.99	$0.70
Net realized and unrealized gain (loss)	2.77		2.72	4.54	(4.40)	3.94	1.82
Total from investment operations	$3.67		$4.78	$6.50	$(3.24)	$4.93	$2.52
Less Distributions:
From net investment income	$(1.25)		$(2.21)	$(2.09)	$(1.06)	$(2.02)	$(1.00)
From net realized gains	—		(2.95)	(0.82)	(1.16)	(2.59)	(0.64)
Total distributions	$(1.25)		$(5.16)	$(2.91)	$(2.22)	$(4.61)	$(1.64)
Capital stock repurchased	$—		$— (3)	$0.05	$0.03	$0.03	$0.03
Net asset value, end of period	$45.95		$43.53	$43.91	$40.27	$45.70	$45.35
Per share market value at end of period	$43.36		$43.49	$40.38	$38.66	$43.21	$39.91
Total investment return(4)	2.65%		21.09%	12.46%	(5.28)%	19.95%	7.79%
Net asset value total return(5)	8.56%		11.11%	16.74%	(7.09)%	11.16%	5.98%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$377,971		$356,957	$360,414	$334,832	$382,795	$381,948
Ratio of expenses to average net assets	0.94	%(6),(7)	0.98%	0.97%	0.99%	0.91%	1.04%
Ratio of net investment income (loss) to average net assets	4.09	%(6)	4.52%	4.65%	2.76%	2.05%	1.69%
Portfolio turnover rate	11	%(8)	11%	13%	18%	47%	57%

(1)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.

(2)  Based on average shares outstanding for the period.

(3)  Amount represents less than $0.01 per share.

(4)  Based on market value per share, adjusted for reinvestment of distributions.

(5)  Based on net asset value per share, adjusted for reinvestment of distributions.

(6)  Annualized.

(7)  If interest expense had been excluded, the expense ratios would have been lowered by 0.02% for the six months ended June 30, 2025.

(8)  Not annualized.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS

June 30, 2025
(Unaudited)

NOTE 1—Organization

Source Capital (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. First Pacific Advisors, LP (the "Adviser") has served as the Fund's investment adviser since inception.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standards Codification No. 946 "Financial Services—Investment Companies."

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The management of the Fund's Adviser is deemed to be the Chief Operating Decision Maker with respect to the Fund's investment decisions.

NOTE 2—Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Directors has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

(c) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(d) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations ("CDOs") include Collateralized Bond Obligations ("CBOs"), Collateralized Loan Obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

(f) Credit Risk

Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

(g) Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. There were no Private Investment in Public Equity ("PIPE") share purchase commitments for the SPACs the Fund invested in as of June 30, 2025.

(h) Repurchase Agreements

Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements as of June 30, 2025.

(i) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

(j) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(k) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2025, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

NOTE 3—Investment Advisory and Other Agreements

Pursuant to an investment advisory agreement ("the "Agreement"), the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.725% for the first $100 million, 0.700% for the next $100 million, and 0.675% in excess of $200 million of average total net assets of the last business day of each month.

The Agreement obligates the Adviser to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) do not exceed 1.50% of the first $30 million and 1.00% of the remaining average total net assets of the last business day of each month. For the six months ended June 30, 2025, the Adviser did not waive any portion of its advisory fee.

UMB Fund Services, Inc. ("UMBFS") serves as the Fund's fund accountant and co-administrator; and Mutual Fund Administration, LLC ("MFAC") serves as the Fund's other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund's custodian. Equiniti Trust Company, LLC serves as the Fund's transfer agent. The Fund's allocated fees incurred for fund accounting, fund administration, custody, and transfer agent services for the six months ended June 30, 2025 are reported as Fund services fees on the Statement of Operations.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

Certain directors and officers of the Fund are employees of UMBFS, MFAC or the Adviser. The Fund does not compensate directors and officers affiliated with the Fund's co-administrators or the Adviser. For the six months ended June 30, 2025, the Fund's allocated fees incurred to directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors") are reported as Directors' fees and expenses on the Statement of Operations.

The Fund's Board of Directors adopted a Deferred Compensation Plan (the "Plan") for the Independent Directors that enables Directors to elect to receive payment in cash or the option to defer some or all of their fees. If a director elects to defer payment, the Plan provides for the creation of a deferred payment account. A Director's deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Directors Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Directors' fees and expenses in the Statement of Operations. For the six months ended June 30, 2025, no Directors fees were deferred.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer ("CCO") services to the Fund. The Fund's allocated fees incurred for CCO services for the six months ended June 30, 2025 are reported on the Statement of Operations.

NOTE 4—Federal Income Taxes

At June 30, 2025, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$310,909,053
Gross unrealized appreciation	$78,201,805
Gross unrealized depreciation	(14,333,444)
Net unrealized appreciation/(depreciation)	$63,868,361

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

NOTE 5—Investment Transactions

For the six months ended June 30, 2025, purchases and sales of investments, excluding short-term investments, were $46,111,432 and $32,714,808, respectively.

NOTE 6—Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 7—Commitments and Contingencies

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of June 30, 2025, the total unfunded amount was 1.32% of the Fund's net assets.

As of June 30, 2025, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ Depreciation	Unfunded Commitment
Delta Commercial Funding LP	$3,100,000	$3,027,137	$3,050,400	$23,263	$49,600
Lealand Finance Company B.V. Senior Exit LC	1,363,749	(802,897)	(681,874)	121,023	4,296,753
Lealand Finance Company B.V. Senior Exit LC	4,296,753	(9,693)	(644,513)	(634,820)	644,513

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

As of June 30, 2025, the Fund valued its limited partnerships using NAV as a practical expedient. These limited partnerships are closed-end credit partnerships and the Fund was liable for unfunded commitments of $19,715,592. The Fund cannot redeem from these partnerships and will receive distributions from the limited partnerships as their credit investments are liquidated.

NOTE 8—Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad Levels as described below:

•  Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•  Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2025, in valuing the Fund's assets carried at fair value:

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
Asset-Backed Securities
Collateralized Loan Obligation	$—	$9,571,307	$—	$—	$9,571,307
Equipment	—	2,611,409	225,922	—	2,837,331
Other	—	15,683,923	—	—	15,683,923
Commercial Mortgage-Backed Securities
Non-Agency	—	1,604,805	—	—	1,604,805
Convertible Bonds	—	5,964,666	—	—	5,964,666
Corporate Bank Debt	—	1,419,566	18,642,123	—	20,061,689
Corporate Bonds
Communications	—	2,745,775	—	—	2,745,775
Consumer Discretionary	—	2,451,363	—	—	2,451,363
Energy	—	13,013,550	—	—	13,013,550
Financials	—	6,559,123	6,385,000	—	12,944,123
Health Care	—	1,895,602	—	—	1,895,602
Closed-End Funds	—	—	163,553	—	163,553
Common Stocks
Aerospace & Defense	7,402,545	—	—	—	7,402,545
Apparel & Textile Products	2,747,168	—	—	—	2,747,168
Asset Management	—	—	—	—	—
Banking	10,920,663	—	—	—	10,920,663
Beverages	13,015,225	—	—	—	13,015,225

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
Cable & Satellite	$10,140,674	$—	$—	$—	$10,140,674
Chemicals	5,713,732	—	—	—	5,713,732
Commercial Support Services	3,355,919	—	—	—	3,355,919
Construction Materials	7,424,872	—	—	—	7,424,872
Consumer Services	416,392	—	—	—	416,392
E-Commerce Discretionary	2,747,421	—	—	—	2,747,421
Electric Utilities	126,115	—	—	—	126,115
Electrical Equipment	8,465,547	—	—	—	8,465,547
Engineering & Construction	2,555,660	—	1,176,137	—	3,731,797
Entertainment Content	1,636,960	—	1,156,302	—	2,793,262
Health Care Facilities & Svcs	1,196,181	—	—	—	1,196,181
Home Construction	1,857,707	—	—	—	1,857,707
Insurance	4,853,720	—	—	—	4,853,720
Internet Media & Services	22,726,523	—	—	—	22,726,523
Leisure Facilities & Services	5,042,915	—	—	—	5,042,915
Metals & Mining	3,123,528	—	—	—	3,123,528
Oil & Gas Producers	2,512,026	—	—	—	2,512,026
Oil & Gas Services & Equip	1,636,633	—	—	—	1,636,633
Other Common Stock	3,150,010	—	—	—	3,150,010
Real Estate Owners & Developers	517,508	—	—	—	517,508
Real Estate Services	198,959	—	—	—	198,959
Retail—Discretionary	6,394,123	—	—	—	6,394,123
Semiconductors	12,468,460	—	—	—	12,468,460
Software	—	—	175,304	—	175,304
Technology Hardware	3,830,747	—	—	—	3,830,747
Technology Services	2,420,498	—	—	—	2,420,498
Transportation & Logistics	—	—	2,069,074	—	2,069,074
Transportation Equipment	1,547,306	—	—	—	1,547,306
Limited Partnerships	—	—	—	70,791,937	70,791,937
Preferred Stocks
Energy	—	—	26,107	—	26,107
Warrants (SPAC)	—	—	—	—	—
Short-Term Investments	2,542,496	57,756,633	—	—	60,299,129
	$152,688,233	$121,277,722	$30,019,522	$70,791,937	$374,777,414

*  Investments valued using net asset value per share (or its equivalent) as a practical expedient are excluded from the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Invesments	Beginning balance December 31, 2024	Transfers into/(out) of Level 3 during the period	Total realized gain/(loss)	Total change in net unrealized appreciation/ (depreciation)	Accretion of Discount (Amortization of Premium) and Return of Capital	Net purchases	Net sales	Ending Value at June 30, 2025
Asset-Backed Securities— Equipment	$239,326	$—	$10	$7,373	$—	$—	$(20,787)	$225,922
Corporate Bank Debt	5,381,817	—	(279,614)	2,968,788	298,263	13,350,000	(3,077,131)	18,642,123
Corporate Bonds	6,385,000	—	—	—	—	—	—	6,385,000
Closed-End Funds	174,931	—	—	(11,378)	—	—	—	163,553
Common Stocks	3,658,997	—	—	917,820	—	—	—	4,576,817
Preferred Stocks	21,784	—	—	4,323	—	—	—	26,107
Warrants (SPAC)	—	—	—	—	—	—	—	—
	$15,861,855	$—	$(279,604)	$3,886,926	$298,263	$13,350,000	$(3,097,918)	$30,019,522

The change in unrealized gains or losses attributable to Level 3 investments held at June 30, 2025 was $2,781,178.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers into or out of Level 3 during the six months ended June 30, 2025.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2025:

Financial Assets	Fair Value at June 30, 2025	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average	Impact to Valuation From an Increase in Input(1)
Asset-Backed Securities— Equipment	$225,922	Third-Party Broker Quote(4)	Quotes/Prices	$90.50	$90.50	Increase
Corporate Bank Debt	$57,597	Pricing Model(6)	Quotes/Prices	$44-$85	$62.42	Increase
	$2,292,205	Third-Party Broker Quote(4)	Quotes/Prices	$100.56	$100.56	Increase
	$46	Asset Approach(3)	Estimated Recovery Proceeds	$0.01	$0.01	Increase
	$16,292,275	Pricing Model(5)	Cost	$98.25-$100	$99.50	Increase
Corporate Bonds	$6,385,000	Pricing Model(5)	Cost	$100.00	$100.00	Increase
Closed-End Funds	$163,553	Pricing Model(2)	Last Reported Trade	$1.15	$1.15	Increase
Common Stocks	$2,069,074	Pricing Model(2)	Last Reported Trade	$24.50	$24.50	Increase
	$175,304	Pricing Model(6)	Quotes/Prices	$17.00	$17.00	Increase
	$1,176,137	Pricing Model(7)	Quotes/Prices	$12.00	$12.00	Increase
	$1,156,302	Most Recent Capitalization (Funding)(8)	Revenue Multiple	$266.00	2x	Increase
	$—	Pricing Model(9)	Corporate Action	$0.00	$0.00	Increase
Preferred Stocks	$26,107	Pricing Model(10)	Quotes/Prices	$1,243.21	$1,243.21	Increase
Warrants (SPAC)	$—	Asset Approach(11)	Estimated Recovery Proceeds	$0.00	$0.00	Increase

(1)  This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(2)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

(3)  The Asset Approach technique for Level 3 securities involves the potential of likelihood of future bankruptcy distributions.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

(4)  The Third Party Broker Quote technique for Level 3 securities involves obtaining an independent third-party broker quote for the security.

(5)  The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(6)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(7)  The Pricing Model technique for Level 3 securities involves the estimated price of the security after an expected post-reverse split and resulting price dilution.

(8)  The fair value of the investment is based on capital funding terms and discounted on market trends. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(9)  The Pricing Model technique for Level 3 securities involves the issuance of non-tradable rights with no set exercise date.

(10)  The Pricing Model technique for Level 3 securities involves correlating the fair value of the preferred stock to the parent company's common stock.

(11)  The Asset Approach technique for Level 3 securities involves the projected value of warrants that are pending cancellation.

The following is the fair value measurement of investments that are valued at NAV per share (or its equivalent) as a practical expedient:

Limited Partnerships	Investment Strategy	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
BH3 Debt Opportunity Fund II-Parallel, LP	Private Credit	$984,496	$1,336,675	Closed End Fund	N/A	N/A
Blue Torch Credit Opportunities Fund II LP	Private Credit	3,487,568	1,240,643	Closed End Fund	N/A	N/A
Castlelake Asset LP Based Private Credit	Private Credit	3,802,275	—	Quarterly	60 days	1 year
Clover Private Credit Opportunities Fund LP	Private Credit	4,912,616	1,165,803	Closed End Fund	N/A	N/A
FPS Holdco II LLC	Maritime Investments	8,869,515	—	Closed End Fund	N/A	N/A
HIG WhiteHorse Direct Lending 2020 LP	Private Credit	4,668,500	804,356	Annual	30 days	27 months
Jett Texas LLC	Long-term Equity	6,000,000	—	Closed End Fund	N/A	N/A
Metro Partners Fund VII LP	Private Credit	8,754,294	—	Closed End Fund	N/A	N/A
MSD Private Credit Opportunities Fund II LP	Private Credit	5,588,486	3,991,992	Closed End Fund	N/A	N/A
MSD Real Estate Credit Opportunities Fund	Private Credit	1,381,924	2,217,565	Closed End Fund	N/A	N/A
Nebari Natural Resources Credit Fund I LP	Private Credit	3,183,454	—	Closed End Fund	N/A	N/A
Piney Lake Opportunities Fund LP	Private Credit	3,182,682	—	Semi-annual	65 days	5 years
Post Road Special Opportunity Fund II LP	Private Credit	1,693,558	208,558	Closed End Fund	N/A	N/A
Silverview Credit Opportunities Onshore Fund LP	Private Credit	1,616,203	—	Closed End Fund	N/A	N/A
Silverview Special Situations Lending LP	Private Credit	4,568,194	—	Closed End Fund	N/A	N/A
Tioga Partners IV, LP	Private Credit	5,116,716	8,750,000	Closed End Fund	N/A	N/A
Trevian Capital Debt Fund, LP	Private Credit	2,981,456	—	Monthly	60 days	2 years
			$70,791,937	$19,715,592

NOTE 9—Capital Stock

During the six months ended June 30, 2025, the Fund issued 26,446 shares of Common Stock under its Dividend Reinvestment Plan. Effective October 30, 2024, the Board approved the continuation of the repurchase program through December 31, 2025. The Fund did not repurchase any shares during the six months ended June 30, 2025, pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares during the twelve-month period beginning January 1, 2025. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 10—Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund's Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities

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NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

that are affiliates as of June 30, 2025 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

Affiliated Security	Shares Held as of December 31, 2024	Beginning Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales Affiliated Investment	Accretion of Discount (Amortization of Premium) and Return of Capital	Change in Unrealized Appreciation (Depreciation)	Transfer In (Out)	Ending Value June 30, 2025	Shares as of June 30, 2025	Income from Affiliated Investments
FPS Holdco II LLC*	7,842,816	$7,842,816	$1,026,699	$—	$—	$—	$—	$(8,869,515)	$—	8,869,515	$—
Total		$7,842,816	$1,026,699	$—	$—	$—	$—	$(8,869,515)	$—		$—

*  Affiliated security as of December 31, 2024, but no longer considered an affiliated investment as of June 30, 2025. The table above is to provide the change in affiliated securities during the reporting period. This investment is held in the portfolio, see Schedule of Investments for current value.

NOTE 11—Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund's investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2025, the Fund invested in the following restricted securities:

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Total Net Assets
Altegrity, Inc.	9/1/2021	$—	$163,553	0.04%
Apollo Debt Solutions BDC Senior Notes, 8.620%, 9/28/2028	8/10/2023	2,333,000	2,333,000	0.62%
Banner Commercial Funding LP Term Loan, 10.814% (1-Month Term SOFR+ 650 basis points), 5/27/2028	6/10/2025	4,668,488	4,666,875	1.23%
BH3 Debt Opportunity Fund II-Parallel, LP	9/10/2024	963,325	984,496	0.26%
Blue Torch Credit Opportunities Fund II LP	2/16/2021	4,227,080	3,487,568	0.92%
Capstone Acquisition Holdings, Inc. Term Loan, 8.927% (1-Month Term SOFR+460 basis points), 11/12/2029	11/12/2020	2,265,854	2,292,205	0.61%
Castlelake Asset-Based Private Credit III Evergreen A, L.P.	4/1/2025	3,900,000	3,802,275	1.01%
Clover Private Credit Opportunities Fund LP	12/13/2021	4,834,197	4,912,616	1.30%
Copper Property CTL Pass Through Trust	10/5/2017	528,672	198,959	0.05%
Cornerstone OnDemand, Inc., 8.307% (1-Month Term SOFR+375 basis points), 10/16/2028	12/7/2022	70,270	67,368	0.02%
Delta Commercial Funding LP, 9.119% (1-Month Term SOFR+480 basis points), 12/31/2027	12/31/2024	3,027,137	3,050,400	0.81%
Epic Games, Inc.	6/25/2020	2,499,525	1,156,302	0.31%
EQS Legacy Holdings LLC Term Loan, 11.000%, 3/27/2032	3/27/2025	8,575,000	8,575,000	2.27%
FPS Holdco II LLC	8/9/2024	8,869,514	8,869,515	2.34%

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Total Net Assets
Heartland Dental LLC/Heartland Dental Finance Corp., 10.500% (1-Month Term SOFR+500 basis points), 4/30/2028	5/5/2023	$1,782,731	$1,895,602	0.50%
HIG WhiteHorse Direct Lending 2020 LP	7/30/2021	4,722,177	4,668,500	1.24%
Hlend Senior Notes, 8.170%, 3/15/2028	2/16/2023	3,500,000	3,500,000	0.93%
JC Penney Corp., Inc., 5.568% (3-Month USD Libor+425 basis points), 6/23/2027	2/3/2021	—	46	0.00%
Jett Texas LLC	12/2/2024	6,000,000	6,000,000	1.58%
Lealand Finance Company B.V. Senior Exit LC, 3.500%, 6/30/2027	11/12/2019	(802,897)	(681,874)	-0.18%
Lealand Finance Company B.V. Senior Exit LC, 5.250%, 6/30/2027	2/28/2020	(9,693)	(644,513)	-0.17%
Lealand Reficar LC Term Loan, 12.057% (3-Month Term SOFR+750 basis points), 6/30/2027	4/5/2024	32,077	26,303	0.01%
McDermott International, Ltd.	7/1/2020	2,078,929	1,176,137	0.31%
McDermott LC, 8.572% (3-Month Term SOFR+ 426.16 basis points), 6/30/2027	12/31/2020	912,668	657,121	0.17%
McDermott Technology Americas, Inc., 7.441% (1-Month Term SOFR+300 basis points), 6/30/2027	7/1/2020	141,925	78,060	0.02%
McDermott Technology Americas, Inc., 8.442% (1-Month Term SOFR+400 basis points), 12/31/2027	7/1/2020	1,867,329	700,560	0.19%
Metro Partners Fund VII LP	5/13/2021	6,620,327	8,754,294	2.31%
MSD Private Credit Opportunities Fund II LP	3/8/2021	4,008,008	5,588,486	1.47%
MSD Real Estate Credit Opportunities Fund	6/11/2020	782,435	1,381,924	0.37%
Nebari Natural Resources Credit Fund I LP	8/18/2020	3,707,905	3,183,454	0.84%
OCREDIT BDC Senior Notes, 7.770%, 3/7/2029	2/22/2024	552,000	552,000	0.15%
Pershing Square Tontine Holdings Ltd.	7/26/2022	—	—	0.00%
PHI Group, Inc.	8/19/2019	690,707	2,069,074	0.55%
Piney Lake Opportunities Fund LP	6/30/2021	2,034,894	3,182,682	0.84%
Post Road Special Opportunity Fund II LP	1/26/2021	1,520,824	1,693,558	0.45%
Prop 2017-1A, 5.300%, 3/15/2042	2/9/2017	249,513	225,922	0.06%
Silverview Credit Opportunities Onshore Fund LP	11/18/2019	927,432	1,616,203	0.43%
Silverview Special Situations Lending LP	9/25/2020	4,207,378	4,568,194	1.21%
Tioga Partners IV, LP	1/15/2025	5,250,000	5,116,716	1.35%
Trevian Capital Debt Fund, LP	3/13/2025	3,000,000	2,981,456	0.79%
Vision Solutions, Inc., 8.541% (3-Month Term SOFR+400 basis points), 4/24/2028	12/7/2022	64,093	68,167	0.02%
WH Borrower LLC, Term Loan B, 9.079% (3-Month Term SOFR+475 basis points), 2/20/2032	2/12/2025	1,203,950	1,205,971	0.32%
		$101,806,774	$104,124,175	27.55%

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

NOTE 12—Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as "Market Disruptions and Geopolitical Risks" and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds' performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of "Market Disruptions and Geopolitical Risks" on the financial performance of the Funds' investments is not reasonably estimable at this time. Management is actively monitoring these events.

NOTE 13—Line of Credit

The Fund has entered into a Senior Secured Revolving Credit Facility ("Facility") of $20,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 33.3% of the adjusted net assets of the Fund. Borrowings under this agreement bear interest SOFR plus 250 bps. As compensation for holding the lending commitment available, the Fund is charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The commitment fees for the six months ended June 30, 2025 are disclosed in the Statement of Operations. During the six months ended June 30, 2025, the fund did not borrow under the line of credit.

NOTE 14—Investment in Private Funds

The Fund invests in certain private funds that would be investment companies but for the exemptions under Sections 3(c)(1) or 3(c)(7) of the 1940 Act. The Fund may invest in such private funds to the extent consistent with its investment objective, investment strategy and otherwise as permitted under the 1940 Act. Previously, the staff of the SEC generally required that closed-end funds limit their investment in private funds to no more than 15% of their assets unless they limit their offers to investors who qualify as "accredited investors" under Regulation D under the Securities Act of 1933 and have required minimum initial investments of at least $25,000. The SEC staff issued guidance on August 15, 2025 that it will no longer request such a limitation. Therefore, the Fund may invest greater than 15% of its assets in private funds.

Accordingly, the Fund may invest in private funds that pursue various strategies, including but not limited to private credit investments in private funds as well as direct investments.

When selecting private fund investments, the Adviser conducts a qualitative and quantitative evaluation of potential external managers, their respective strategies, and pertinent funds. The Adviser seeks to identify private fund managers that, among other considerations, possess extensive experience in their area of expertise, are part of a professional organization with operational depth, and have clear, well-developed strategies to which they have consistently adhered. The Adviser judges such private fund managers based on their key personnel's experience, character, professional qualifications, investment style, organizational resources, and emphasis on protecting capital. The Adviser also seeks to develop a working relationship with private fund managers to ensure timely and accurate reporting, accurate and verifiable valuation information, adequate transparency, a healthy flow of information, and acceptable documentation.

When lending directly, the Adviser will underwrite a total expected return (including interest and other fees) in the context of understandable collateral that the Adviser believes should offer attractive asset coverage.

Private fund investments are subject to the following risks, among others:

A shareholder's investment in the Fund will be affected by the investment policies and decisions of the portfolio managers of each private fund in which the Fund invests, which may impact the strategies, risks, and costs of and for the Fund itself. The Fund's NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the private funds invest and the financial condition and prospects of issuers in which the private funds invest. Shareholders of the Fund may have limited information about the private funds in which the Fund invests, including with respect to the private funds' holdings, liquidity, and valuation.

The Fund is registered as an investment company under the 1940 Act, which is designed to afford various protections to investors in pooled investment vehicles. However, the private funds in which the Fund invests are not subject to the provisions of the 1940 Act. Accordingly, the provisions of the 1940 Act (which, among other things, require investment companies to have a majority of disinterested directors, require securities to be held in custody by a bank or broker in accordance with rules requiring the segregation of securities, prohibit the investment companies from engaging in certain transactions with its affiliates and regulate the relationship between advisers and investment companies) are not applicable to such private funds. Managers of private funds might not be registered

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

as investment advisers under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). If the Fund invests in private funds managed by managers that are not registered as investment advisers, or that comply with an exemption from registration as an investment adviser, the Fund will not have the benefit of certain of the protections of the Investment Advisers Act.

The interests of the private funds in which the Fund invests are illiquid. There is often no secondary market for interests in many private funds, which typically must be sold in privately negotiated transactions. In addition, the Fund's interests in private funds may be subject to substantial restrictions on transfer, and the Fund may liquidate an interest and withdraw from a private fund pursuant to limited withdrawal rights. Private funds may impose a lockup period or otherwise suspend withdrawal rights of shareholders, including the Fund, from time to time. If the Adviser determines to cause the Fund to sell its interest in a private fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

The Fund will bear its pro rata share of a private fund's expenses, including its management fees, performance fees and other expenses. The level of such fees and expenses impacts the Fund's performance. A shareholder of the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, brokerage transaction expenses, management fees, and administrative and custody fees) and, indirectly, similar expenses of the private funds. Thus, a shareholder of the Fund may be subject to higher operating expenses than if he or she invested in a private fund directly or in a fund that did not invest in private funds.

Performance fees are fees paid to a private fund's manager based on the private fund's investment performance (or returns) as compared to some benchmark. The performance fees payable to the manager of a private fund may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of a performance fee. Managers of certain of the underlying private funds may receive performance fees, even if the performance of other underlying private funds—or the overall performance of the Fund itself—is negative (i.e., "netting risk").

The Fund may invest in private funds that use borrowings to finance investments or to meet operating expenses. The use of leverage may enable private funds to produce higher total returns. However, since any fall in the value of a private fund's investments is borne by that private fund, when there is a decline in the value of such investments, the use of leverage can also result in a greater decrease in the Fund's investment and therefore have a material adverse impact on returns to the Fund.

Private funds in which the Fund invests will not typically have a readily determinable market price and will be fair valued by the Fund. The valuation of the Fund's interests in private funds is ordinarily determined each business day based in part on estimated valuations provided by private fund managers and also on valuation determinations made by the Adviser, which may be based in whole or in part on information from third-party valuation services, under the general supervision of the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund's "Valuation Designee" to perform the Fund's fair value determinations, which are subject to Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Adviser's fair value determinations.

The Fund may maintain a sizeable cash and/or liquid investments position in anticipation of funding private fund capital calls or near-term investment opportunities. Additionally, the Fund has a $20 million credit facility with UMB Bank, N.A. that may be used to fund private fund capital calls. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the shareholders to be subject to certain penalties from the private funds (including the forfeiture of the Fund's investment in a private fund), or (iv) otherwise impair the value of the Fund's investments (including the devaluation of the Fund).

Additional risks associated with investing in private funds include, among other things, that private funds generally may invest without limitation in restricted and illiquid investments; the external managers of the private funds often have broad indemnification rights from the private fund and limitations on liability; neither the Fund nor the Adviser controls the external managers of these private funds; and there can be no assurances that an external manager will manage its private funds in a manner consistent with either the Fund's investment objectives and strategies or with the stated investment policies and restrictions of the private fund. These characteristics present additional risks, including the possibility of risk of total loss, for shareholders of private funds.

NOTE 15—New Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, "Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures ("ASU 2023-07")," which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the "CODM"). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2025
(Unaudited)

December 15, 2024. Management has evaluated the impact of applying ASU 2023-07, and the Fund has adopted the ASU during the reporting period. The adoption of the ASU does not have a material impact on the financial statements. Required disclosure is included in Note 1.

NOTE 16—Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund's financial statements.

SOURCE CAPITAL
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

At in-person meetings held on April 16, 2024, and July 23, 2024, the Board of Trustees (the "Board") of Source Capital (the "Fund"), including the trustees who are not "interested persons" of the Fund (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), reviewed and unanimously approved and ratified the investment advisory agreement (the "Advisory Agreement") between the Fund and First Pacific Advisors, LP (the "Advisor") for an initial two-year term. In approving and ratifying the Advisory Agreement, the Board, including the Independent Trustees, determined that such approval and ratification was in the best interests of the Fund and its shareholders.

Background. In advance of the meeting held on April 16, 2024, and July 23, 2024, the Board received information about the Fund and the Advisory Agreement from the Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Fund's co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Advisor's organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Fund; information about the Advisor's compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor's overall relationship with Source Capital, Inc. (the "Predecessor Fund"), which would be reorganizing into the Fund; reports comparing the performance of the Predecessor Fund with returns of a blended index consisting of 60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index (the "60/40 Blended Index") and a group of comparable funds (the "Peer Group") selected by Broadridge Financial Solutions, Inc. ("Broadridge") from Morningstar, Inc.'s Moderate Allocation category (the "Fund Universe") for the one-, three-, five-, and ten-year periods ended December 31, 2023; and reports comparing the proposed investment advisory fee and estimated total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Fund and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval and ratification of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.

In approving and ratifying the Advisory Agreement, the Independent Trustees met separately in an executive session prior to each meeting with the Board to consider the Advisory Agreement, including the items discussed below, and were represented by their legal counsel with respect to the matters considered. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for approval and ratification of the Advisory Agreement, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services. With respect to the performance results of the Predecessor Fund, the meeting materials indicated that the Predecessor Fund's annualized total returns for the one-, three-, and five-year periods were above the Peer Group and Fund Universe median returns and the 60/40 Blended Index returns. The Predecessor Fund's annualized total return for the ten-year period was above the Fund Universe median return and the 60/40 Blended Index return, and was the same as the Peer Group median return.

The Board noted its familiarity with the Advisor and considered the overall quality of services to be provided by the Advisor to the Fund. In doing so, the Board considered the Advisor's specific responsibilities in the day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio. The Board reviewed information regarding the Fund's proposed advisory fee and estimated annual total expenses. The meeting materials indicated that the proposed annual investment advisory fee (gross of fee waivers) was below the Peer Group and Fund Universe medians. The Trustees considered that the Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund's proposed advisory fee with those of other similar client accounts of the Advisor. The Trustees also considered that the Fund's proposed advisory fee was the same as the advisory fee for the Predecessor Fund, and within the range of advisory fees paid by other registered funds managed by the Advisor. The meeting materials indicated that the estimated annual total expenses of the Fund (net of fee waivers) were lower than the Peer Group and Fund Universe medians.

SOURCE CAPITAL
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (Continued)

The Board and the Independent Trustees concluded that, in light of the nature and quality of the services proposed to be provided by the Advisor to the Fund, the compensation proposed to be paid to the Advisor under the Advisory Agreement would be fair and reasonable.

Advisor Profitability and Costs. The Board and the Independent Trustees considered information provided by the Advisor regarding the Advisor's costs in providing services to the Predecessor Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship to the Predecessor Fund. They reviewed and considered the Advisor's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor's largest operating cost, and overhead costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Advisor the general process through which individuals' compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Independent Trustees noted that no changes to the Advisor's profitability were expected in connection with the reorganization of the Predecessor Fund into the Fund. The Board and the Independent Trustees recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it will provide to the Fund. Recognizing the difficulty in evaluating an investment advisor's profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the anticipated profits of the Advisor from its relationship with the Fund are reasonable.

Economies of Scale. The Board and the Independent Trustees considered, and discussed with the Advisor, whether there have been economies of scale with respect to the management of the Predecessor Fund, whether the Predecessor Fund has appropriately benefited from any economies of scale, and whether the proposed advisory fee rate is reasonable in relation to the Fund's asset level and any economies of scale that may exist. The Board and the Independent Trustees recognized that the proposed advisory fee schedule for the Fund would include advisory fee breakpoints at the $100 million and $200 million asset levels, and that such breakpoints are designed to pass any benefits of economies of scale to the Fund's shareholders. The Board and the Independent Trustees considered the Advisor's representation that its internal costs of providing investment management services to the Predecessor Fund have increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Predecessor Fund's investments, as well as the Advisor's investment in building a highly-seasoned trading, compliance, valuation, client service and operations staff to support the Advisor's investment teams. The Trustees also noted the Advisor's representation that it would continue making such investments in its personnel, systems, and facilities in an effort to maintain and increase the level and quality of services that it will provide to the Fund. The Trustees also considered the Advisor's willingness to close funds to new investors when it believes that a fund has limited capacity to grow or when it otherwise would be detrimental to fund shareholders.

Benefits to the Advisor. The Board noted that the potential benefits received by the Advisor as a result of its proposed relationship with the Fund, other than the receipt of its advisory fee, would include the usual types of "fall out" benefits received by an advisor, including any research services made available to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust's Chief Compliance Officer of the Advisor's compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund's performance.

Conclusion. Based on these and other factors, the Board and the Independent Trustees concluded that approval and ratification of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved and ratified the Advisory Agreement.

SOURCE CAPITAL
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Robert F. Goldrich, and John P. Zader are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Director"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Director	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
John P. Zader, 1962	Director	2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007-2014).	7	Investment Managers Series Trust (2007-2022) and Investment Managers Series Trust II (2013-present)
"Interested" Director
J. Richard Atwood,(2) 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None
Maureen Quill(3), 1963	Director	2023	President, FPA Funds Trust (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014).	7	Investment Managers Series Trust (2019-present)

(1)  The address of each Director is 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245. Mr. Zader's and Ms. Quill's address is 235 W. Galena Street, Milwaukee, Wisconsin, 53212.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

(3)  "Interested person" within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services LLC.

SOURCE CAPITAL
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Rita Dam 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018-2022).

Diane Drake 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018-2019).
Martin Dziura 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President—Compliance, Morgan Stanley Investment Management (2000-2009).

Ryan A. Leggio, 1980	Vice President, Strategy	2024	Partner of FPA (since 2018), and previously Senior Vice President (2014-2017) and Vice President (2011-2013).
Max Banhazl 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)  The address for each Officer is 235 West Galena Street, Milwaukee, Wisconsin 53212. Mr. Leggio's address is 2101 E. El Segundo Blvd., Suite 301 El Segundo, California 90245

OTHER IMPORTANT FUND INFORMATION

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Annual Report, additional copies of which are available without charge, upon request, on the Fund's website at fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2025, is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(This page has been left blank intentionally.)

SOURCE CAPITAL

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

FUND CO-ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

CO-ADMINISTRATOR

Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

CUSTODIAN

UMB Bank, n.a.,
928 Grand Boulevard
Kansas City, Missouri 64106

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.equiniti.com

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). Equiniti Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: Equiniti Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the report to shareholders filed under Item 1 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not applicable to this semi-annual report.

(a)(2)	Not applicable to this semi-annual report.

(a)(3)	Not applicable to this semi-annual report.

(a)(4)	Not applicable to this semi-annual report.

(b)          There has been no change, as of the date of the filing of this semi-annual report on Form N-CSR, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Company’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans of Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
01/01/25-01/31/25	0	0	-	819,975
02/01/25-02/28/25	0	0	-	819,975
03/01/25-03/31/25	0	0	-	819,975
04/01/25-04/30/25	0	0	-	819,975
05/01/25-05/31/25	0	0	-	819,975
06/01/25-06/30/25	0	0	-	819,975

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Source Capital

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	9/08/25

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	9/08/25

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	9/08/25